UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2004

Commission File Number 1-13102

FIRST INDUSTRIAL REALTY TRUST, INC.

(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	36-3935116 (I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Item 5. Other Events

During the period January 1, 2004 to March 31, 2004, First Industrial Realty Trust, Inc. (the “Company”) sold 20 industrial properties comprising approximately 2.1 million square feet of Gross Leasable Area (“GLA”) that meet the criteria established by FAS 144 (defined hereinafter) to be included in discontinued operations. At March 31, 2004, the Company had two industrial properties comprising approximately .1 million square feet of GLA classified as held for sale. In accordance with FAS 144 (defined hereinafter), the results of operations of the two industrial properties held for sale at March 31, 2004 are included in discontinued operations.

This Form 8-K is being filed to reflect the impact of the classification of the results of operations relating to these industrial properties as discontinued operations in accordance with the Financial Accounting Standards Board’s Statement of financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets” (“FAS 144”).

In compliance with FAS 144, the Company has reported the results of operations and gains/(losses) on the sale of industrial properties sold and the results of operations from properties that are classified as held for sale at March 31, 2004 as income from discontinued operations for each period presented in its quarterly report filed on Form 10-Q for the first quarter ended March 31, 2004. The Company is filing this Form 8-K to reclassify the results of operations of the sold industrial properties and the industrial properties held for sale at March 31, 2004 as discontinued operations in the Company’s historical financial statements for each of the years ended December 31, 2003, 2002, and 2001. Although these financial statements relate to periods prior to the sale of the 20 industrial properties and the date that industrial properties were classified as held for sale, the Company is required to restate such financial statements to be current as of the filing date when such financial statements are incorporated by reference as part of a 1933 Act filing. This reclassification has no effect on the Company’s reported net income available to common shareholders.

This report on Form 8-K updates Items 6, 7, 8 and 15 of the Company’s 2003 Form 10-K to reflect the reclassification of operations from properties sold from January 1, 2004 to March 31, 2004 and industrial properties held for sale at March 31, 2004 as discontinued operations for all periods presented. All other items of the 2003 Form 10-K remain unchanged. No attempt has been made to update matters in the Company’s 2003 Form 10-K except to reflect the requirements of FAS 144. Readers should refer to the Company’s quarterly report on Form 10-Q and current reports on Form 8-K for periods subsequent to December 31, 2003.

Item 7. Financial Statements and Exhibits

     (c) Exhibits:

Exhibits	Description
12.1 *	Computation of ratios of earnings to fixed charges and preferred stock dividends of the Company

23.1 *	Consent of PricewaterhouseCoopers LLP

99.1 *	Revised “Item 6. Selected Financial Data” of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 to reflect the impact of the reclassification described in Item 5 of this Form 8-K.

99.2 *	Revised “Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations” of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 to reflect the impact of the reclassification described in Item 5 of this Form 8-K.

99.3 *	Revised “Item 8. Financial Statements and Supplementary Data” of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 to reflect the impact of the reclassification described in Item 5 of this Form 8-K.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.
Date: July 30, 2004	By:	/s/ Michael W. Brennan
Michael W. Brennan
President, Chief Executive Officer and Director (Principal Executive Officer)

Date: July 30, 2004	By:	/s/ Michael J. Havala
Michael J. Havala
Chief Financial Officer (Principal Financial Officer)

Date: July 30, 2004	By:	/s/ Scott A. Musil
Scott A. Musil
Senior Vice President, Controller, Treasurer and Assistant Secretary (Principal Accounting Officer)

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